Third Quarter Report

                                                                    [LOGO]
                                                               THE GABELLI
                                                          EQUITY TRUST INC.


                                September 30, 1997

                                           [LOGO]
                                      THE GABELLI
                                 EQUITY TRUST INC.

      Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

      Investment Objective:

            The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                    This report is printed on recycled paper.

                                                                   [Photograph]

                                                                         [LOGO]
                                                                    THE GABELLI
                                                               EQUITY TRUST INC.

To Our Shareholders,

      In the third quarter of 1997, buoyed by low inflation, solid corporate earnings, and ongoing merger and acquisition activity, stocks posted solid gains. In the process, the market overcame global currency instability and attendant concerns regarding the earnings prospects for multi-national consumer staple companies like Coca-Cola, Gillette, and Proctor and Gamble. As demonstrated by the Fund's outstanding returns, stock pickers like us were more than adequately rewarded for our efforts.

      During the third quarter ended September 30, 1997, the Gabelli Equity Trust Inc.'s ("Equity Trust") net asset value per share increased 9.5% to $11.49, after adjusting for the $0.25 distribution on September 26, 1997. This compares to the 7.5% return in the unmanaged Standard & Poor's 500 Composite Stock Price Index ("S&P 500") for the quarter. For the nine months ended September 30, 1997, the Equity Trust's net asset value increased 26.5% after adjusting for all distributions. The S&P 500 was up 29.6% for the same period.

      Since inception on August 21, 1986 through September 30, 1997, the Equity Trust's net asset value has achieved a 352.5% total return, which equates to a 14.5% average annual return. The five- and ten-year average annual returns were 16.4% and 13.1%, respectively, versus 20.8% and 14.7% for the S&P 500 for the same periods.

      The Equity Trust's common shares ended the quarter at $10.875 per share on the New York Stock Exchange, an increase of 10.5% for the quarter. For the nine months ended September 30, 1997, the common shares are up 24.8%, after adjusting for all distributions.

      Our long-term performance goal is to grow our net asset value by a real rate of return of 10% per year. In addition, our goal is to have the publically traded market price track the net asset value. We are tracking both goals.

Shareholder Survey

      The Board of Directors and the Adviser of the Gabelli Equity Trust are interested in your opinions and thoughts. We want to know what our shareholders are thinking about the operations of the Fund. Specifically, we want your opinions on the following issues:

1. 10% Distribution Policy - The Equity Trust maintains a 10% Annual Distribution Policy whereby we pay out 10% of the average net assets each year. Currently we distribute $0.25 per share in each of the first three quarters of the year. The fourth quarter distribution is an adjusting distribution to bring the total to a minimum 10% on average net assets as defined or as a flow through of all income and capital gains for the year. Should we continue our 10% Distribution Policy?

2. Rights Offerings - The Equity Trust has had four transferable rights offerings during its lifetime. In each offering, shareholders were given the opportunity to purchase additional shares at a discount to the market price and the net asset value, free of brokerage commissions. In 1993 shareholders overwhelmingly supported rights offerings. Should the Equity Trust continue to have such rights offerings in the future?

3. Use of Leverage - The Equity Trust is considering an offering of preferred stock. Any return earned on the incremental assets in excess of the stated preferred dividend rate would directly benefit the Common Shareholders. Also, under certain circumstances, preferred stock helps our long-term holders who hold shares in taxable accounts. The opposite is true if the returns are less than the stated dividend rate. Are you in favor of the Equity Trust using this type or any other type of leverage?

 4. Stock Repurchase Plan - The Equity Trust traded at a discount to net asset value early in its life, particularly after the market correction in 1987. In response, we were the first company on the New York Stock Exchange to announce a stock repurchase plan which resulted in the purchase of 800,000 shares in the open market from 1987 to 1988. Should the Trust again actively deploy a stock repurchase plan?

      In regard to these issues, we have included in this quarterly report a shareholder response card. To provide us with your thoughts, please take a few moments to answer the questions on the card and mail it back to us.

      Your response is very important to us and we value any input that you provide. Thank you in advance for taking the time to participate.

                                [Graphic Omitted]

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 11 years at The Gabelli Equity Trust and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

Deal Activity Surfaces Value

        A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to benefit from these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued strong activity in mergers and acquisitions is providing a tailwind to the excellent performance of the Fund this year. The accompanying tables illustrate how deal activity surfaced value in a small sample of the portfolio holdings.

                         1997 Completed Deals

      Fund Holding                   1997 Closing Date      1997 % Return(a)
      ------------                   -----------------      ----------------
      International Family
        Entertainment Inc.                  9/5                  125.4%
      Goulds Pumps, Inc.                    5/22                  60.9%
      Culbro Corp.                          9/2                   48.5%
      BBN Corp.                             6/9                   28.3%
      Tambrands Inc.                        7/22                  22.0%


        Percentage Changes through 9/30/97 for Announced Deals

      Current Fund Holdings      Third Quarter Return(b)  Year-to-Date Return(b)
      ---------------------      -----------------------  ----------------------
      Ticketmaster Corp.                   36.1%                  91.8%
      ITT Corp.                            24.7%                  56.2%
      Fieldcrest Cannon Inc.               26.4%                  47.8%
      Gaylord Entertainment Co.            11.9%                  12.8%
      LIN Television Corp.                 19.3%                  10.4%

The Economy and the Stock Market:  "Bear Watch"

      In view of still favorable economic and investment demographic trends, the Dow Jones Industrial Average is fairly, if not fully, valued at around 8,000. We do not see many rampant excesses in the current market, but the margin of safety is razor thin. As the doctors in charge of your financial health, we are always looking for things that may cause investor indigestion. Accordingly, we are keeping a close watch on the following developments that may cause us to change our economic and market diagnoses.

Inflation Watch

      In 1981-82, then President Reagan dealt a knockdown blow to labor by breaking the air traffic controllers strike. The settlement in the recent UPS strike may indicate labor is finally getting up off the canvas. Labor represents about two-thirds of U.S. industries' total costs. If labor is making a comeback, we may see more inflation than the consensus expects.

Profit Taking

      Wall Street was soundly in favor of a reduction in the capital gains tax rate. Long-term, it is a positive for stocks. However, shorter-term, it may entice investors to take some profits. Increased profit taking could temporarily alter the very favorable supply/demand profile stocks have enjoyed for the last several years.

--------------------------------------------------------------------------------
(a) Represents changes in share price and dividends paid from December 31, 1996 through the closing date.
(b) Represents changes in share price and dividends paid from the beginning of the period through September 30, 1997.

Currency Turmoil - Asian Flu

      Thus far, the currency crises in Thailand, the Philippines, Malaysia, and Singapore have not spread to the Hong Kong dollar, which is the most stable and critical currency in the region. The same is true in Latin America, where the recent run on the Brazilian real has failed to upset the Mexican peso. If this currency virus were to spread further, world-wide stock markets would likely experience some vertigo.

Stormy Weather

      On the food front, El Nino, the unusual weather pattern that threatens warm, wet weather throughout the U.S. may play havoc with commodities prices. A late planting season in the Midwest could send food prices higher. A warm winter throughout the Northern states could send fuel prices lower while oil continues to be in short-term imbalance on the supply side. This could impact earnings patterns for companies in a range of industry groups.

      Having listed some of the things that could disrupt a still favorable backdrop for the economy and stock market, let us acknowledge the positives. Inflation remains restrained. With a historically large spread between inflation and interest rates along the yield curve, rates could trend down from current levels. Corporate earnings should grow by 8% to 9% in 1998. We do not believe price/earnings multiples are likely to expand substantially in the year ahead, but earnings progress could push the stock market higher. Specific to the Equity Trust, which owns many smaller companies in attractive niche businesses, the lower capital gains tax rate should help promote even more deal activity in smaller firms since family managements will be able to keep more of the proceeds from any such transactions.

Indexing Revisited

      In our first quarter 1997 report, we examined the phenomenon of S&P 500 Index fund investing and its impact on the market. In defending active management in general and our value style in particular, we voiced two concerns about S&P 500 indexing. First, that valuations do matter and that the valuations for the mega-cap growth stocks, which have such a disproportionate influence on the capitalization weighted S&P, were more than a little rich. Second, that what goes up the most is most vulnerable to any change in investor perception.

      Our concerns were validated in August, when Coca-Cola (KO - $60.9375 -
NYSE) and Gillette (G - $86.3125 - NYSE) plummeted following warnings of modestly slowing growth. They took a few other large-cap market favorites with them, dragging the S&P 500 down 5.6% for the month. Broader market indices held relatively steady in August, with the mid-cap S&P 400 down just 0.1% and the Russell 2000 gaining 2.3%.

      Does this mean investors are abandoning blue chips with bloated valuations and once again focusing on the kind of fundamental values more readily available elsewhere? It's too early to tell. Coke, Gillette and many other mega-cap branded consumer goods companies have bounced off their lows, and despite still fanciful valuations, could regain momentum. Of importance is that, for the first time in years, investors got a taste of what can happen to the S&P 500 when something goes wrong for a few of its heavily weighted component stocks. It may be more than just a coincidence that in the week ending September 24, there was a net outflow from S&P 500 Index funds for the first time in two years.

      We will continue to preach for our own church. Valuations do matter and, over time, investors who buy good companies at bargain prices will generate very attractive returns. Value investors may not outperform momentum players in an euphoric market environment like 1995-96; they should, however, excel in flat and down markets. The tortoise and the hare analogy is valid. We know who wins the race in the end.

Cable Television Networks:  Get Them While They're Hot

      When we began accumulating cable television network companies, they were priced like straw hats in winter. Today, they are hot retail items. Within the last six months, Fox purchased International Family Entertainment, the Johnson family and Liberty Media (LBTYA - $29.9375 - NASDAQ) agreed to jointly buy BET Holdings Inc. (BTV - $52.875 - NYSE), Westinghouse (WX - $27.0625 - NYSE) announced the acquisition of The Nashville Network and the Country Music Channel from Gaylord Entertainment (GET - $25.8125 - NYSE), and Seagram's (VO - $35.25 -
NYSE) negotiated the purchase of the other 50% of the USA Network from partner Viacom (VIA - $31.4375 - ASE). All of these deals are being done at cash flow multiples in the high teens. With the U.S. Supreme Court upholding "must carry" rules that require cable systems to air local network programming, entrenched cable networks are of increasing value to entertainment software producers and distributors, particularly in a "capacity" constrained cable world.

      Most of the smaller independent cable network companies are gone or going from our portfolio at very nice premiums to our purchase prices. MAY THEY REST IN PEACE. We still own major cable network operators like Liberty Media (with stakes in The Discovery Channel, Court TV, Black Entertainment Television, QVC, Home Shopping Network, Liberty Sports Networks and Time Warner, a "clearinghouse" of cable network properties), Viacom (MTV, VH1 and Nickelodeon), Time Warner (TWX - $54.1875 - NYSE) (CNN, CNBC, TNT and the new Cartoon Channel), Seagram's (soon to be 100% owner of the USA Network) and Cablevision Systems (CVC - $62.75 - ASE) (Rainbow cable network properties). With the exception of Liberty Media, these are not pure cable network plays. The relative success of their other businesses will have a material impact on their stock prices. However, we do not believe the full value of these companies' cable network operations are reflected in their current stock prices.

      Throwing in the Towel

      Fieldcrest Cannon (FLD - $34.50 - NYSE; 6.00% Series A Conv. Pfd. - $60.00), one of our long- term holdings, is the leading manufacturer of towels in the U.S. Despite its dominant market share in the towel business, the company's high debt, low margins and unfocused management put Fieldcrest in Wall Street's discount sales bin. Always looking for a bargain, we snapped it up thinking either management would finally figure out how to make money in the business or someone else would come along and take a crack at it. Indeed, we calculated that declining cotton prices, more efficient processing of imported cotton, and better productivity alone would generate $2.00 per share to Fieldcrest's 1997 earnings.

      As is our custom, we were patient with our Fieldcrest investment. Finally, Texas-based Pillowtex (PTX - $28.50 - NYSE), a leading sheet maker whose success in the bedroom has encouraged it to expand into the bath, decided to take a chance on turning Fieldcrest around by offering $34 per share in cash and stock for the company. At this price, we are happy with Fieldcrest Cannon.

The Cars

      Everyone knows the bearish view on the domestic auto makers. The economic expansion is long of tooth, foreshadowing earnings deceleration for cyclical industries like the autos. The strong dollar versus the Japanese yen is eroding pricing advantages and shrinking market share. Increased incentives are pinching profit margins. Finally, there is still excess world-wide capacity in the auto industry.

      We believe the short-term bad news is offset by much better than expected long-term prospects. Going forward, we are not likely to experience the kind of boom and bust cycles that have traditionally punished cyclical companies during economic downturns. The auto makers are much more efficiently run today. To wit, a tougher stance with the unions and outsourcing of parts manufacturing has reduced inventory and assembly costs considerably. The "Big Three" are in the pink financially, with enormous "war chests" to cushion themselves from an industry slowdown and allow them to support stock prices through dividend increases and share repurchase programs. Additionally, they are becoming more focused by shedding unrelated assets.

      We concede that demand, margins and operating earnings may slacken in the year ahead. Longer-term, however, we believe the auto makers will surprise on the upside. We believe General Motors (GM - $66.9375 - NYSE) is the best investment vehicle. GM can make more progress on the cost cutting front than Ford (F - $45.125 - NYSE) or Chrysler (C - $36.8125 - NYSE). GM recently introduced a series of new models which should help it preserve if not gain market share. GM sold EDS to finance under-funded pension liabilities and is in the process of selling subsidiary Hughes' defense electronics business to Raytheon (RTN - $59.125 - NYSE). GM will likely spin-off its promising DirecTV division to shareholders. GM has a big pile of cash it can use to either raise its dividend or preferably, repurchase shares to leverage earnings. GM stock is trading at a price/earnings multiple which fully discounts the bad news and does not reflect the positive changes in the industry and within the company itself.

The Auto After-market: Coming Together

      The auto after-market industry has suffered in recent years as it worked off an extended inventory glut resulting from the elimination of middlemen in the distribution system. Today, that excess inventory is largely history. Parts makers like Echlin (ECH - $35.0625 - NYSE), Standard Motor Products (SMP - $23.375 - NYSE), and Federal Mogul (FMO - $37.125 - NYSE) and parts retailers like Genuine Parts (GPC - $30.8125 - NYSE), have all restructured operations. They are entering a period of very easy earnings comparisons. They do relatively little foreign business, so they are not subject to the vicissitudes of currency swings. Finally, they are much less cyclical than most industrial companies. Yet, they trade at big price/earnings and price/cash flow discounts to the market. Investors have largely overlooked this industry group. If earnings come in as strong as we anticipate, it should attract investor attention.

Preferred Stock - Q & A

      The Board of Directors of The Gabelli Equity Trust Inc. continues to consider an offering of preferred stock. The actual amount of capital to be raised, the dividend rate and the timing of the offering have not been determined and would be announced at a later date. The proceeds raised would be used for investment purposes and the offering would be made only by means of a prospectus. We thought we would revisit some questions about preferred stock.

Q:  What is Preferred Stock?

      Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the Preferred Stock would typically be issued at $25 per share with a fixed dividend rate. The Trust is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the common shares. Thereafter, any return earned in excess of this dividend rate would work to benefit the Common Shareholders.

Q:  How would Preferred Shares benefit Common Shareholders?

      Through September 30, 1997, the Equity Trust has earned a 14.5% average annual return. The only obligation that the Trust would have to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we feel that this is an opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. We expect that the Preferred Shares will be issued with a dividend rate which is less than the Trust's 14.5% average annual return. Any return earned in excess of the stated dividend rate would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholder in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, a Preferred Share issuance offers what we believe is a conservative method of adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of a Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders would not be required to the extent they would be if the Preferred Shares were not outstanding. Therefore, Common Shareholders would avoid having to pay taxes on a larger portion of the 10% payout.

Q:  How will the issuance of Preferred Shares affect the 10% Distribution
    Policy?

      Under present conditions, there are no plans to change the 10% Distribution Policy. If the Equity Trust were to issue Preferred Shares, the Board of Directors would continue to review the 10% Policy on a regular basis.

Q:  Why is the Equity Trust considering Preferred Shares?

      Right now, long-term interest rates are at relatively low levels. The dividend rate that the Equity Trust would be required to pay on the Preferred Shares is directly related to long-term rates. In this environment, we have a great opportunity to create value by earning a return in excess of the Preferred's dividend rate over the long term. Therefore, we believe this represents an opportunistic time for the Equity Trust to take advantage of these low rates.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Equity Trust. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Co. (AXP - $81.875 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and its travel-related services. Minneapolis-based American Express Financial Advisors (formerly IDS Financial Services) sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company has significantly expanded the range of merchants who welcome its cards and is slowly gaining market share. Management's objective is virtual parity with bankcard networks. American Express has joined forces with Microsoft to start an online corporate travel service. As evidenced by a 15% increase in per share earnings in 1996, we believe that American Express has been repositioned to enjoy double digit earnings growth over the balance of this decade.

BCE Inc. (BCE - $29.875 - NYSE), the holding company for Bell Canada, is Canada's largest telecommunications company. BCE has controlling interests in Northern Telecom (NT - $103.9375 -NYSE) and BCEMobile Communications (BCX - $34.6488 - TSE). There are substantial values in BCE. For example, "behind" each share of BCE there are 0.2 shares of Northern Telecom. This NT interest, marked to market, is worth over $20 per BCE share. The company is a possible candidate for break-up. In the interim, The Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

Chris-Craft Industries Inc. (CCN - $52.6875 - NYSE), through its 78% ownership of BHC Communications (BHC - $129.50 - ASE), is primarily a television broadcaster. BHC owns and operates UPN affiliated TV stations in New York
(WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also owns 59% of United Television (UTVI - $104.25 - NASDAQ), which operates an NBC affiliate, an ABC affiliate and three UPN affiliates. United Television has announced plans to purchase WRBW, a UPN affiliate in Orlando, for approximately $60 million and WHSW in Baltimore for $80 million. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. The Chris-Craft complex is debt free and strongly positioned to expand its operations with roughly $1.6 billion in cash and marketable securities.

                             Chris-Craft Industries

                                       78%

                               BHC Communications

                                       59%

                                United Television

Deere & Co. (DE - $53.75 - NYSE) is the world's largest manufacturer of farm equipment. The company's products include tractors and planting, harvesting and crop handling equipment. With the U.S. government no longer restricting plantings, additional acreage is likely to be cultivated by the nation's farmers. Weather permitting, bountiful harvests are likely in 1997, so farm incomes should show substantial increases. Global demand for U.S. wheat and other crops should further boost farm income. Long term prospects for farm equipment manufacturers like Deere are enhanced as incomes, diets and standards of living improve overseas. Deere makes industrial equipment used in the construction and forestry industries and a range of consumer products, including lawn and garden tractors and outdoor power equipment. International sales account for one-quarter of Deere's revenues.

Media General Inc. (MEG'A - $39.625 - ASE) is a Richmond, VA- based communications company, publishing 20 daily newspapers throughout the Southeast. Media General operates fourteen network television stations in Southeastern markets, including Birmingham, Tampa and Jacksonville and two cable television systems in Virginia. The relaxation of broadcast station ownership restrictions provided by The Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company also produces newsprint from recycled newspapers. Through its hubris and thirst for "size", management has neglected its shareholders. We encourage management to stop overpaying for acquisitions and focus cash flow on stock buy backs.

Navistar International Corp. (NAV - $27.625 - NYSE; Cv. Pfd., Series G) is the leading North American producer of heavy duty trucks, medium duty trucks and school buses. The company also manufacturers mid-range, 175 to 300 horsepower, diesel engines. NAV has a leading 35% share of the medium duty truck market and an 18% share (#3 in that market) of the heavy duty truck market. NAV participates in cyclical industries. With the truck industry rebounding, the company should generate substantial cash flow, which would not be taxed due to its large (nearly

$2 billion) tax loss carryforwards. Part of the anticipated increase in cash flow is likely to be directed to a six-year, $650 million capital spending, development and production program for the company's "next generation" truck.

Rhone-Poulenc Rorer Inc. (RPR - $96.6875 - NYSE) announced that its majority shareholder, Rhone-Poulenc SA, made a $4.5 billion ($97 per share) bid to acquire the 31.7% stake of Rhone-Poulenc Rorer that it does not already own. Rhone-Poulenc also said it will combine its chemicals and fibers and polymers activities into an independent company that will be floated on the stock market in 1998. The plan is the latest in a series of restructurings that have transformed the global chemical and pharmaceutical industries during the decade. Driven by a desire to break up conglomerates, most large groups that once included both chemicals and pharmaceutical businesses have opted to focus on one activity or the other.

Time Warner Inc. (TWX - $54.1875 - NYSE), having completed its acquisition of Turner Broadcasting in the fourth quarter of 1996, is the world's largest diversified media and publishing company. The combined companies have more than $23 billion in revenues and over $4.5 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, Time Warner is now focused on reducing its almost $13 billion in debt and simplifying its capital structure. Cash flow in 1997 is demonstrating a substantial increase as the companies reap the synergies of their merged activities.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $128.75 - NYSE) is the Brazilian, government-controlled, monopoly telecommunications holding company consisting of 28 subsidiaries serving more than 14 million telephone lines and two million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. The stock is attractively priced at less than six times our estimate of 1997 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. Telebras is benefiting from an improved rate structure which allows the company to recoup inflation-related cost increases on a more consistent basis.

United Television Inc. (UTVI - $104.25 - NASDAQ) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. UTVI has announced plans to purchase WRBW, a UPN affiliate in Orlando, for approximately $60 million and WHSW in Baltimore for $80 million. Its stations, including announced acquisitions, will cover approximately 8% of the U.S. population. UTVI is a 59%-owned subsidiary of BHC Communications (BHC - $129.50 - ASE). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will magnify EBITDA growth going forward. Our 1997 PMV is estimated at $123 per share, $29 of which is cash. UTVI's PMV is expected to reach $165 by the year 2000.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send use-mail at closed end@gabelli.com.

10% Distribution Policy

      The Equity Trust continues to maintain its 10% Distribution Policy whereby the Trust pays out 10% of its average net assets each year. Pursuant to this Policy, the Equity Trust distributed $0.25 per share on September 26, 1997. The next distribution is scheduled for payment in December 1997.

In Conclusion

      Little has changed in the favorable economic backdrop for stocks. That does not necessarily mean there are not potential problems that could upset the market apple cart. Barring any unexpected economic dilemmas, stocks should continue to deliver respectable returns. More important, in our view, the market is broadening and investors once again appear to be focusing on fundamental value. Already, strong deal activity is gaining momentum. The capital gains tax cut should encourage smaller niche companies' "urge to merge" in the year ahead.

      We close ever mindful of the potholes that will invariably challenge equities investors, but remain confident the Fund's portfolio is well-positioned to endure the long investment journey to your financial success.

      As always, we thank you for your confidence in our investing abilities and will work hard to preserve and enhance the assets you have entrusted to us.

                                   Sincerely,


                                   /s/ Mario J. Gabelli

                                   Mario J. Gabelli

                                   President and Chief Investment Officer

October 25, 1997

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1997

Rhone-Poulenc Rorer, Inc.             Telecomunicacoes Brasileiras SA (Telebras)
Chris-Craft Industries, Inc.          Deere & Co.
United Television Inc.                Media General Inc.
Time Warner Inc.                      BCE Inc.
American Express Co.                  Navistar International Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                  Quarter Ended September 30, 1997 (Unaudited)

                                                              Ownership at
                                                              September 30,
                                             Shares               1996
                                            --------          ------------

NET PURCHASES

  Common Stocks

Alliance et Gestion...................         9,625               9,325
Antofagasta Holdings plc (a)..........        10,909              70,909
Bruno's Inc...........................        45,000              95,000
Catellus Development Corp.............         5,500              80,000
Caterpillar Inc. (b)..................         7,000              14,000
CheckFree Corp........................         1,000               1,000
Commercial Union plc..................         7,000              68,342
Commerzbank AG,
  Sponsored ADR.......................        10,000              46,000
CommScope Inc. (c)....................        10,000              10,000
Culligan Water Technologies Inc.......        23,100              23,100
Deutsche Bank AG,
  Sponsored ADR.......................        13,000             163,000
Earl Scheib Inc.......................         8,000              78,000
EMI Group plc, Sponsored ADR..........        11,287             131,287
Federal-Mogul Corp....................         5,000              10,000
Flowserve Corp. (d)...................        15,000              15,000
Frontec AB............................        25,000              25,000
GATX Corp.............................         5,000              59,022
Gaylord Entertainment Co.,
  Class A.............................        73,000             288,000
General Cigar Holdings Inc. (e).......       110,000             110,000
Giant Food Inc., Class A..............           500             227,000
Granada Group plc ORD.................         4,000              54,000
Griffin Land & Nurseries Inc. (m).....        41,000              41,000
Gucci Group...........................        15,000              15,000
Halliburton Co. (b)...................        25,000               5,000
Hanjaya Mandala Sampoerna.............        25,000             125,000
Harley Davidson Inc. (b)..............        27,000              54,000
Hong Kong & China Gas Co. Ltd.........        50,000             300,000
ITT Corp., New........................        20,000             240,000
Kellogg Co. (b).......................        45,000              90,000
Krones AG.............................           900                 900
Lavipharm S.A. (f)....................        20,000              70,000
Manitowoc Co. Inc. (g)................         5,000              35,000
Matsushita Electric Industrial Co.
  Ltd., ADR...........................        28,000              29,500
Mattel Inc............................         5,000               5,000
NextLevel Systems Inc. (h)............        20,000              20,000
Nintendo Co. Ltd......................         1,000               4,000
Pennzoil Co...........................        25,000              45,000
Pfizer Inc. (b).......................        15,000              30,000
Pheonix AG............................         5,000              55,000
Pittway Corp..........................         5,200             140,200
ProSieben Media AG....................         3,750               3,750
Rangold and Exploration Co. Ltd.......        40,000              40,000
Renault SA............................        28,000              28,000
Rhone-Poulenc Rorer Inc...............       480,700             510,700
Rieter Holding AG.....................           750                 750
Roche Holding AG......................            50                  50
SAP AG................................           800                 800
SAS Norske ASA........................        70,000              70,000
Seat SpA..............................        99,000           1,599,000
Sequa Corp., Class B..................         2,500              62,500
SPS Technologies Inc. (b).............        86,000             170,000
Sun Hung Kai Properties Ltd...........        40,000              75,000
TCI Ventures Group (i)................       170,985             170,985
Tejas Gas Corp........................        50,000              50,000
Telecom Argentina Stet-France
  Telecom S.A., Sponsored ADR (b).....         5,000              10,000
TI Group plc..........................         5,000               5,000
Time Warner Inc.......................        40,000             400,000
Tootsie Roll Industries Inc...........         2,000              43,879
Tyco International Ltd. (k)...........        14,617              14,617
US WEST Media Group...................        70,000             300,000
Worms et Compagnie....................        10,000              10,000
Wynn's International Inc..............         5,200              36,000

  Preferred Stocks

Sprint Corp., 8.250%, Conv. Pfd.......        25,000              40,000

NET SALES

  Common Stocks

AirTouch Communications Inc...........        30,000             220,000
APS Holding Corp., Class A............        17,000               8,000
Associated Group Inc., Class A........         1,000              66,500
Associated Group Inc., Class B........         1,000              66,500
AT&T Corp.............................         5,000              75,000
Bank Negara Indonesia.................       500,000                  --
Bayerische Vereinsbank AG.............        21,000                  --
BC TELECOM Inc........................        13,000              87,000
BCE Inc...............................         5,000             555,000
Boeing Co.............................        25,000             110,000
British Telecommunications plc,
  Sponsored ADR.......................         1,000                  --
Bure Forvalting AB....................        35,000                  --
Burlington Resources Inc..............         5,000              65,000
Century Telephone Enterprises Inc.....        11,000             164,000
Checkpoint Systems Inc................         5,000                  --
Chris-Craft Industries Inc............         4,000             331,576
Chris-Craft Industries Inc., Class B..             7             542,588
Comcast Corp., Class A Special........        10,000              50,000
COMSAT Corp., Series 1................        10,000             100,000
CTS Corp..............................         4,000              75,000
Culbro Corp. (e)......................        26,000                  --
Deere & Co............................         1,000             354,000
Donaldson Co. Inc.....................        12,000             178,000
Durco International Inc. (d)..........        19,125                  --
E.I. du Pont de Nemours and Co........        14,000              30,000
Echlin Inc............................         3,000              82,000
Electronic Data Systems Corp..........        40,000                  --
Fortune Brands Inc....................         5,000             190,000
GenCorp Inc...........................         6,123             140,000

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (Continued)
                  Quarter Ended September 30, 1997 (Unaudited)

                                                              Ownership at
                                                              September 30,
                                             Shares               1996
                                            --------          ------------
NET SALES (CONTINUED)

  Common Stocks (Continued)

General Host Corp.....................         5,529              90,000
General Instrument Corp. (c) (h)......        40,000                  --
General Motors Corp...................         4,000             246,000
Golden Books Family
  Entertainment Inc...................        10,000             215,000
Golden Star Resources Ltd.............        10,000                  --
Grupo Televisa S.A., GDR..............        20,000             305,000
GTE Corp..............................        15,000             320,000
H&R Block Inc.........................         7,000              50,000
Halter Marine Group Inc...............        20,000                  --
Havas, Sponsored ADR..................         5,000             120,000
Hellenic Telecommunications
   Organization S.A. OTE..............        12,000              48,000
Hilton Hotels Corp....................        50,000             330,000
Holding di Partecipazioni
  Industriali SpA (HPI)...............       470,000                  --
Hudson's Bay Co.......................        10,000                  --
IDEX Corp.............................        22,000             365,000
Independent Newspapers Plc............        20,000                  --
International Business Machines
  Corp. ..............................       115,000                  --
International Family Entertainment
  Inc., Class B.......................       603,000                  --
Johnson & Johnson.....................         8,000              92,000
Johnson Controls Inc..................         8,000             147,000
Keystone International Inc. (k).......        35,000                  --
Kyokuichi Corp........................        20,000                  --
Lai Sun Development Co., Ltd..........       300,000                  --
Landauer Inc..........................         5,000             120,000
LucasVarity plc.......................        25,000              40,000
Lucent Technologies Inc...............         4,000              18,000
Mallinckrodt Inc......................        24,000                  --
Mark IV Industries Inc................        23,250             150,000
Media General Inc., Class A...........        14,500             425,500
Mitsubishi Heavy Industries Ltd.......        48,000                  --
Mitsui Engineering &
  Shipbuilding Co. Ltd. ..............       120,000                  --
Navistar International Corp...........        55,000             600,000
New York Times Co., Class A...........         3,000              87,000
NK Cityfastigheter AB.................        50,000                  --
Oriental Holdings Berhad..............        50,000                  --
Pandox Hotellfastigheter AB...........        25,000                  --
PepsiCo Inc...........................        20,000             350,000
Pittway Corp., Class A................        28,000             199,000
Precision Castparts Corp..............         2,000              23,000
PT Ramayana Lestari Sentosa...........        35,000             115,000
Quaker Oats Co........................         5,000             245,000
Ralston Purina Group..................         5,000             145,000
Reynolds & Reynolds Co................       223,000                  --

                                             Shares/         Ownership at
                                            Principal        September 30,
                                             Amount              1997
                                            --------         ------------

Rollins Inc...........................        10,000             440,000
Salomon SA............................         8,500                  --
SBC Communications Inc................         6,000              29,000
Scotts Co., Class A...................        40,000                  --
Selecta Group.........................         1,000                  --
Singapore Telecommunications
  Ltd. ORD............................        10,000                  --
St. Joe Corp..........................         1,200              89,000
STET-Societa Finanziaria
  Telefonica SpA, Sponsored
  ADR (j).............................       190,000                  --
Sulzer AG.............................         1,100                  --
Tambrands Inc. (l)....................        45,000                  --
Tele-Communications Inc.,
  Class A.............................       170,985             299,015
Telecom Italia Mobile SpA.............       200,000           1,470,000
Telecom Italia SpA ORD (j)............       171,560             628,440
Telecomunicacoes Brasileiras SA
  (Telebras), Sponsored ADR ..........        15,000             175,000
Telefonica de Espana, Sponsored
  ADR.................................         2,000              50,000
Telefonica del Peru S.A...............       110,000             110,000
THORN plc, ADR........................        30,000                  --
Ticketmaster Group Inc................        20,000              60,000
Trinity Industries Inc................        15,000              80,000
Unitrin Inc...........................         5,000              35,000
Van Der Horst Ltd.....................        40,000                  --
Westinghouse Electric Corp............        50,000                  --
Wrigley (Wm.) Jr. Co..................         5,000              85,000

  Corporate Bond

Time Warner Inc., Floating Rate
  Note, 7.975% due 08/15/2000 ........    $2,000,000                  --

----------
(a)   Subscription offer - 2 convertible stock units for 11 shares
(b)   2 for 1 stock split
(c)   Spinoff - 1 share of CommScope Inc. for 3 shares of General Instrument
      Corp.
(d)   Name change from Durco International Inc. to Flowserve Corp.
(e) Merger - 4.45 shares of General Cigar Holdings Inc. for 1 share of Culbro Corp.
(f)   Rights offer - 4 shares for 10 rights held
(g)   2 for 3 stock split
(h) Spinoff - 1 share of NextLevel Systems Inc. for 4 shares of General Instrument Corp.
(i) Spinoff - 36 shares of TCI Ventures Group for 100 shares of Tele-Communications Inc., Class A
(j) Merger - 1.8 shares of Telcom Italia SpA ORD for 1 share of STET-Societa Finanziaria Telefonica SpA, Sponsored ADR
(k) Merger - .487 shares of Tyco International Ltd. for 1 share of Keystone International Inc.
(l)   Tender offer - Tender @ $50 per share
(m)   Spinoff - 1 share of Griffin Land & Nurseries Inc. for 1 share of Culbro
      Corp.

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                           September, 1997 (Unaudited)

                                                                      Market
     Shares                                                            Value
     ------                                                           ------

COMMON STOCKS -- 94.6%

                Equipment And Supplies -- 11.4%
      25,000    Aeroquip-Vickers Inc.......................... $     1,225,000
     220,000    AMETEK Inc....................................       5,170,000
     180,000    Ampco-Pittsburgh Corp.........................       3,375,000
     150,000    Amphenol Corp., Class A+......................       6,468,750
      25,000    AptarGroup Inc................................       1,398,423
      14,000    Caterpillar Inc...............................         755,125
      70,000    CLARCOR Inc...................................       2,003,750
      75,000    CTS Corp......................................       7,125,000
      23,100    Culligan Water Technologies Inc.+.............       1,062,600
     354,000    Deere & Co. (d)...............................      19,027,500
     178,000    Donaldson Co. Inc.............................       8,544,000
      20,000    EG&G Inc......................................         413,750
      15,000    Flowserve Corp................................         448,125
      10,000    Franklin Electric Co..........................         560,000
     100,000    Gerber Scientific Inc.........................       2,418,750
     365,000    IDEX Corp.....................................      12,546,875
      50,000    Lufkin Industries Inc.........................       1,531,250
      35,000    Manitowoc Co. Inc.............................       1,249,063
     150,000    Mark IV Industries Inc........................       4,031,250
     600,000    Navistar International Corp.+.................      16,575,000
      20,000    PACCAR Inc....................................       1,120,000
     140,200    Pittway Corp..................................       8,990,325
     199,000    Pittway Corp., Class A .......................      12,922,563
      80,000    Sequa Corp., Class A+.........................       4,610,000
      62,500    Sequa Corp., Class B+.........................       3,921,875
     170,000    SPS Technologies Inc.+........................       7,990,000
       5,000    TI Group plc..................................          53,599
      20,000    Watts Industries Inc., Class A................         555,000
                                                               ---------------
                                                                   136,092,573
                                                               ---------------
                Telecommunications -- 9.5%
      40,000    Aliant Communications Inc.....................         970,000
      75,000    AT&T Corp.....................................       3,323,438
      87,000    BC TELECOM Inc................................       2,246,989
     555,000    BCE Inc.......................................      16,580,625
      70,000    Cable & Wireless plc, Sponsored ADR...........       1,811,250
       2,000    Cincinnati Bell Inc...........................          56,875
      35,000    Compania de Telecomunicaciones de
                  Chile SA, Sponsored ADR+....................       1,133,125
     130,500    C-TEC Corp.+..................................       6,525,000
      30,000    C-TEC Corp., Class B+.........................       1,475,625
          50    DDI Corp......................................         251,098
      20,000    Frontier Corp.................................         460,000
     320,000    GTE Corp. (d).................................      14,520,000
      48,000    Hellenic Telecommunications
                  Organization S.A. OTE.......................       1,202,150
      35,000    Hong Kong Telecommunications Ltd.,
                  Sponsored ADR...............................         783,125
   1,020,000    Jamaica Telephone Ltd. ORD....................         109,140
      10,000    Maritime Telegraph and
                  Telephone Co. Ltd...........................         214,144
      10,000    Motorola Inc..................................         718,750
          70    Nippon Telegraph and Telephone Corp...........         643,905
      29,000    SBC Communications Inc........................       1,779,875
     275,000    Sprint Corp. (d)..............................      13,750,000
      10,000    Telecom Argentina Stet-France
                  Telecom S.A., Sponsored ADR.................         304,375
     628,440    Telecom Italia SpA ORD........................      15,311,959
     175,000    Telecomunicacoes Brasileiras SA
                  (Telebras), Sponsored ADR...................      22,531,250
      10,000    Telefonica de Argentina S.A.,
                  ADR, Class B................................         366,250
      50,000    Telefonica de Espana, Sponsored ADR...........       4,706,250
     110,000    Telefonica del Peru S.A.......................         257,628
      20,000    Telefonos De Mexico SA, Class L, ADR..........       1,035,000
                                                               ---------------
                                                                   113,067,826
                                                               ---------------
                Broadcasting -- 8.9%
      50,000    Ackerley Group Inc............................         903,125
      51,400    BHC Communications Inc., Class A+.............       6,656,300
     331,576    Chris-Craft Industries Inc....................      17,469,911
     542,588    Chris-Craft Industries Inc., Class B (a)......      28,587,605
      20,500    Gray Communications Systems Inc...............         517,625
     305,000    Grupo Televisa S.A., GDR+.....................      10,922,813
      55,000    Liberty Corp..................................       2,488,750
       7,000    LIN Television Corp.+.........................         326,375
       2,000    NRJ SA........................................         271,380
       2,500    Pathe SA+.....................................         505,255
     100,000    Paxson Communications Corp., Class A+.........       1,162,500
       3,750    ProSieben Media AG............................         186,593
     100,000    Television Broadcasting Ltd. ORD..............         354,097
     341,000    United Television Inc.........................      35,549,250
                                                               ---------------
                                                                   105,901,579
                                                               ---------------
                Financial Services -- 7.5%
     305,000    American Express Co. (d)......................      24,971,875
     320,000    Banca Commerciale Italiana....................         919,503
      10,500    Banco Pastor SA...............................         749,146
      66,000    Banco Santander SA, ADR.......................       2,153,250
      80,000    Bank of Ireland...............................         995,899
     120,000    Bank of Scotland..............................         990,413
         260    Berkshire Hathaway Inc., Class A+.............      11,648,000
     300,000    Berliner Bank Aktiengesellschaft..............       7,684,470
      68,342    Commercial Union plc..........................         886,297
      46,000    Commerzbank AG, Sponsored ADR.................       1,670,375

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1997 (Unaudited)

                                                                      Market
     Shares                                                            Value
     ------                                                           ------
COMMON STOCKS (Continued)

                Financial Services (Continued)
       7,200    Corporacion Mapfre............................ $       404,207
     163,000    Deutsche Bank AG, Sponsored ADR...............      11,359,207
      25,000    Dundee Bancorp Inc., Class A+.................         735,214
      25,000    Hibernia Corp.................................         425,000
      50,000    H&R Block Inc.................................       1,931,250
      26,695    HSBC Holdings plc.............................         893,513
      16,666    Invik & Co. AB, Class B.......................         812,986
      87,000    Lehman Brothers Holdings Inc..................       4,665,375
      39,000    Midland Co....................................       2,242,500
      12,000    Morgan (J.P.) & Co. Inc.......................       1,363,500
       6,000    ORIX Corp.....................................         456,451
      60,000    Riggs National Corp...........................       1,413,750
      12,500    Reuters Holdings plc, Class B,
                  Sponosred ADR...............................         890,625
       7,000    Safra Republic Holdings SA....................         818,650
      20,000    SCOR SA.......................................         864,032
      26,000    Skandia Forsakrings AB........................       1,162,046
      35,000    Skandinaviska Enskilda Banken.................         424,528
      40,000    State Street Corp.............................       2,437,500
      20,000    SunTrust Banks Inc............................       1,358,750
      35,000    Unitrin Inc...................................       2,275,000
                                                               ---------------
                                                                    89,603,312
                                                               ---------------
                Health Care -- 5.6%
      15,000    Amgen Inc.+...................................         719,063
      39,666    Astra AB, Class A.............................         732,144
      13,000    Biogen Inc.+..................................         421,688
      40,000    Glaxo Wellcome plc ORD........................         899,174
      92,000    Johnson & Johnson.............................       5,301,500
      70,000    Lavipharm S.A.................................         564,314
       1,150    Novartis AG, Registered+......................       1,763,270
      54,000    Novartis AG, ADR+.............................       4,161,375
      30,000    Pfizer Inc....................................       1,801,875
     510,700    Rhone-Poulenc Rorer Inc.......................      49,378,306
          50    Roche Holding AG..............................         443,482
      21,000    Zeneca Group plc+ ............................         684,319
                                                               ---------------
                                                                    66,870,510
                                                               ---------------
                Entertainment -- 4.9%
      73,768    Ascent Entertainment Group Inc.+..............         848,332
      40,000    CANAL +, Sponsored ADR........................       1,424,469
     131,287    EMI Group plc, Sponsored ADR..................       2,321,114
     288,000    Gaylord Entertainment Co., Class A............       7,434,000
      60,000    GC Companies Inc.+............................       2,580,000
      54,000    Granada Group plc ORD.........................         762,541
     120,000    Havas, Sponsored ADR..........................       1,980,000
      12,000    PolyGram NV...................................         689,250
     400,000    Time Warner Inc. (d)..........................      21,675,000
      65,000    Todd-AO Corp., Class A........................         723,125
     360,000    Viacom Inc., Class A+.........................      11,317,500
     110,000    Viacom Inc., Class B+.........................       3,478,750
      40,000    Walt Disney Co................................       3,225,000
                                                               ---------------
                                                                    58,459,081
                                                               ---------------
                Food And Beverage -- 4.7%
      18,000    Brau and Brunnen+.............................       1,497,835
     200,000    Fomento Economico Mexicano SA,
                  ADR  144A (c)...............................       1,693,000
     450,000    Foster's Brewing Group Ltd....................         950,632
      40,520    General Mills Inc.............................       2,793,348
      20,000    Guinness plc, Sponsored ADR...................         943,354
       7,000    Hartwall Oy AB................................         622,016
      90,000    Kellogg Co....................................       3,791,250
      11,000    LVHM Moet Hennessy Louis Vuitton,
                  Sponsored ADR...............................         471,625
         700    Nestle SA.....................................         975,110
     350,000    PepsiCo Inc. (d)..............................      14,196,875
     245,000    Quaker Oats Co................................      12,341,875
      40,000    Ralcorp Holdings Inc.+........................         747,500
     100,000    Seagram Co. Ltd...............................       3,525,000
      43,879    Tootsie Roll Industries Inc...................       2,226,859
     100,000    Whitman Corp..................................       2,725,000
      85,000    Wrigley (Wm.) Jr. Co..........................       6,401,563
                                                               ---------------
                                                                    55,902,842
                                                               ---------------
                Wireless Communications -- 4.6%
     220,000    AirTouch Communications Inc.+.................       7,796,250
      66,500    Associated Group Inc., Class A+...............       4,688,250
      66,500    Associated Group Inc., Class B+...............       4,621,750
      83,000    Centennial Cellular Corp., Class A+...........       1,421,375
     164,000    Century Telephone Enterprises Inc.............       7,216,000
     100,000    COMSAT Corp., Series 1........................       2,381,250
     100,000    Loral Space & Communications Ltd.+............       2,062,500
       5,000    NEXTEL Communications Inc.,
                  Class A+....................................         144,375
     250,000    Securicor Group plc ORD.......................       1,088,101
      75,000    TCI Satellite Entertainment Inc., Class A+....         567,188
   1,470,000    Telecom Italia Mobile SpA.....................       5,833,502
     322,000    Telephone and Data Systems Inc................      14,490,000
     120,000    360(degree)Communications Co..................       2,505,000
     115,000    Vodafone Group plc ORD........................         616,389
                                                               ---------------
                                                                    55,431,930
                                                               ---------------
                Cable -- 4.3%
     240,000    Cablevision Systems Corp., Class A+...........      15,060,000
      50,000    Comcast Corp., Class A........................       1,281,250
      50,000    Comcast Corp., Class A Special................       1,287,500

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1997 (Unaudited)

                                                                      Market
     Shares                                                            Value
     ------                                                           ------

COMMON STOCKS (Continued)

                Cable (Continued)
      50,000    Shaw Communications Inc.,
                  Class B, Conv............................... $       463,014
     299,015    Tele-Communications Inc., Class A.............       6,129,808
     540,000    Tele-Communications Inc./Liberty
                  Media Group, Class A+.......................      16,166,250
      55,000    Tele-Communications International Inc.,
                  Class A+....................................         900,625
     170,985    TCI Ventures Group+...........................       3,526,566
     300,000    US WEST Media Group+..........................       6,693,750
                                                               ---------------
                                                                    51,508,763
                                                               ---------------
                Consumer Products -- 4.0%
     500,000    Carter-Wallace Inc............................       8,250,000
       8,500    Christian Dior SA.............................       1,147,632
      75,000    Church & Dwight Co. Inc.......................       2,175,000
         650    Compagnie Financiere Richemont AG,
                  Class A.....................................         846,913
      12,000    Eastman Kodak Co..............................         779,250
      57,000    First Brands Corp.............................       1,524,750
     190,000    Fortune Brands Inc. (d).......................       6,400,625
     300,000    Gallaher Group plc............................       5,756,250
     110,000    General Cigar Holdings Inc., Class B (a)+.....       3,176,250
      15,000    Gucci Group ..................................         703,125
     125,000    Hanjaya Mandala Sampoerna.....................         256,459
      54,000    Harley Davidson Inc...........................       1,576,125
       5,000    Mattel Inc....................................         165,625
      28,000    National Presto Industries Inc................       1,177,750
       4,000    Nintendo Co. Ltd..............................         381,205
     145,000    Ralston Purina Group..........................      12,832,500
     275,000    Swedish Match AB..............................         877,401
                                                               ---------------
                                                                    48,026,860
                                                               ---------------
                Publishing -- 3.7%
      30,000    Arnoldo Mondadori Editore SpA+................         219,332
      60,000    Dow Jones & Co. Inc...........................       2,805,000
     215,000    Golden Books Family Entertainment Inc.+.......       2,391,875
      65,000    Harcourt General Inc. ........................       3,221,563
     203,000    Independent Newspapers Ltd., ORD  ............       1,179,024
      50,000    McGraw-Hill Companies Inc.....................       3,384,375
     425,500    Media General Inc., Class A...................      16,860,438
     160,000    Meredith Corp.................................       5,300,000
      87,000    New York Times Co., Class A...................       4,567,500
     145,000    News Corp. Ltd., ADR..........................         821,445
      60,000    Pearson plc ORD...............................         757,802
      70,000    Publishing & Broadcasting Ltd.................         462,430
      15,000    Reader's Digest Association Inc., Class B.....         427,500
      50,000    Schibsted A/A.................................         872,699
   1,599,000    Seat SpA+.....................................         598,415
     200,000    South China Morning Post Holdings ORD.........         182,218
      85,000    Star Publication Malaysia.....................         196,502
                                                               ---------------
                                                                    44,248,118
                                                               ---------------
                Automotive: Parts And Accessories -- 3.4%
       8,000    APS Holding Corp., Class A+...................          70,500
      82,000    Echlin Inc....................................       2,875,125
      10,000    Federal-Mogul Corp............................         371,250
     140,000    GenCorp Inc...................................       3,981,250
     160,000    Genuine Parts Co..............................       4,930,000
     122,660    Handy & Harman................................       2,805,848
     147,000    Johnson Controls Inc..........................       7,285,688
      40,000    LucasVarity plc...............................       1,517,500
     300,000    Modine Manufacturing Co.......................      10,462,500
      55,000    Phoenix AG....................................       1,027,426
      10,000    Quaker State Corp.............................         170,625
       7,000    SPX Corp......................................         410,375
     120,000    Standard Motor Products Inc...................       2,805,000
     110,000    TransPro Inc..................................       1,196,250
      36,000    Wynn's International Inc......................       1,197,000
                                                               ---------------
                                                                    41,106,337
                                                               ---------------
                Hotels/Gaming -- 3.0%
      30,000    Aztar Corp.+..................................         221,250
      10,000    GTECH Holdings Corp.+.........................         341,875
     330,000    Hilton Hotels Corp. (d).......................      11,116,875
     240,000    ITT Corp., New+...............................      16,260,000
   1,016,949    Ladbroke Group plc............................       4,467,155
     100,000    Mirage Resorts Inc.+..........................       3,012,500
     250,000    Sydney Harbour Casino Holdings Ltd.+..........         352,086
                                                               ---------------
                                                                    35,771,741
                                                               ---------------
                Diversified Industrial -- 2.9%
      70,909    Antofagasta Holdings plc......................         470,938
     105,000    Crane Co......................................       4,318,125
      59,022    GATX Corp.....................................       3,987,674
      20,000    Honeywell Inc.................................       1,343,750
     175,000    ITT Industries Inc............................       5,807,813
         900    Krones AG.....................................         371,911
     390,000    Lamson & Sessions Co.+........................       2,998,125
      60,000    Lawter International Inc......................         727,500
     100,000    National Service Industries Inc...............       4,393,750
      26,715    Park-Ohio Industries Inc.+....................         407,404
         750    Rieter Holding AG.............................         347,566
      60,000    Tenneco Inc.+.................................       2,872,500
      52,000    Thomas Industries Inc.........................       1,560,000
      80,000    Trinity Industries Inc........................       3,860,000
      14,617    Tyco International Ltd........................       1,199,508
     100,000    Tyler Corp.+..................................         343,750
                                                               ---------------
                                                                    35,010,314
                                                               ---------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1997 (Unaudited)

                                                                      Market
     Shares                                                            Value
     ------                                                           ------

COMMON STOCKS (Continued)

                Energy -- 2.6%
      34,000    Apache Corp................................... $     1,457,750
      70,000    Atlantic Richfield Co.........................       5,980,625
     150,000    British Petroleum Co. plc, ADR................       9,077,941
      65,000    Burlington Resources Inc......................       3,335,313
      10,000    Chevron Corp..................................         831,875
      50,000    Halliburton Co................................       2,600,000
     300,000    Hong Kong & China Gas Co. Ltd.................         618,377
      45,000    Pennzoil Co...................................       3,585,938
      50,000    Tejas Gas Corp.+..............................       3,003,125
       9,000    Veba AG.......................................         526,025
                                                               ---------------
                                                                    31,016,969
                                                               ---------------
                Aviation: Parts And Services -- 1.7%
     110,000    Boeing Co.....................................       5,988,125
     400,000    Coltec Industries Inc.+.......................       8,650,000
      50,000    Curtiss-Wright Corp...........................       3,868,750
     145,000    Hi-Shear Industries Inc.......................         280,938
      23,000    Precision Castparts Corp......................       1,495,000
                                                               ---------------
                                                                    20,282,813
                                                               ---------------
                Automotive -- 1.5%
     246,000    General Motors Corp. (d)......................      16,466,625
      28,000    Renault SA....................................         830,186
      20,000    Toyota Motor Corp.............................         613,243
                                                               ---------------
                                                                    17,910,054
                                                               ---------------
                Paper And Forest Products -- 1.4%
     252,000    Greif Bros. Corp., Class A....................       8,190,000
       3,400    Greif Bros. Corp., Class B (a)................         122,400
      89,000    St. Joe Corp..................................       8,811,000
                                                               ---------------
                                                                    17,123,400
                                                               ---------------
                Retail -- 1.3%
      25,000    Crown Books Corp.+............................         262,500
      78,000    Earl Scheib Inc.+.............................         702,000
       1,000    Fred Meyer Inc.+..............................          53,250
      90,000    General Host Corp.............................         320,625
      80,300    Lillian Vernon Corp...........................       1,360,081
     350,000    Neiman Marcus Group Inc.+.....................      11,200,000
     115,000    PT Ramayana Lestari Sentosa+..................         235,942
     100,000    Simint SpA....................................         822,640
      10,425    Syratech Corp.+...............................         359,663
                                                               ---------------
                                                                    15,316,701
                                                               ---------------
                Consumer Services -- 1.3%
      25,000    CUC International Inc.........................         775,000
      20,000    Department 56 Inc.+...........................         578,750
      50,000    HSN Inc.+.....................................       2,031,250
     440,000    Rollins Inc...................................      10,505,000
      60,000    Ticketmaster Group Inc.+......................       1,395,000
                                                               ---------------
                                                                    15,285,000
                                                               ---------------
                Transportation -- 0.9%
      80,000    AMR Corp.+....................................       8,855,000
      30,600    MIF Ltd.+.....................................         495,327
      70,000    SAS Norske ASA................................       1,083,835
                                                               ---------------
                                                                    10,434,162
                                                               ---------------
                Retail Food And Drug -- 0.9%
      70,000    Albertson's Inc...............................       2,441,250
      95,000    Bruno's Inc...................................         510,625
     227,000    Giant Food Inc., Class A......................       7,391,688
                                                               ---------------
                                                                    10,343,563
                                                               ---------------
                Specialty Chemical -- 0.8%
       5,400    Ciba Specialty Chemicals, ADR 144A (c)+.......         260,296
       1,000    Clariant AG...................................         804,455
      30,000    E.I. du Pont de Nemours and Co................       1,846,875
     165,000    Ferro Corp....................................       6,300,938
                                                               ---------------
                                                                     9,212,564
                                                               ---------------
                Agriculture -- 0.7%
     350,000    Archer-Daniels-Midland Co.....................       8,378,125
                                                               ---------------

                Electronics -- 0.7%
      45,000    AMP Inc.......................................       2,410,313
      57,000    Hitachi Ltd., ADR.............................         654,953
       8,500    Imation Corp.+................................         226,844
      29,500    Matsushita Electric Industrial Co.
                  Ltd., ADR...................................         775,092
      36,500    NEC Corp., Sponsored ADR......................         518,432
      12,000    Philips Electronics N.V., New York............       1,008,000
      28,000    Sony Corp., ADR...............................       2,634,530
                                                               ---------------
                                                                     8,228,164
                                                               ---------------
                Communications Equipment -- 0.4%
     100,000    Allen Telecom Inc.+...........................       2,850,000
      10,000    CommScope Inc.+...............................         135,625
      18,000    Lucent Technologies Inc.......................       1,464,750
      20,000    NextLevel Systems Inc.+.......................         335,000
      20,000    Scientific-Atlanta Inc........................         452,500
                                                               ---------------
                                                                     5,237,875
                                                               ---------------
                Real Estate -- 0.4%
      80,000    Catellus Development Corp.+...................       1,660,000
      11,000    Florida East Coast Industries Inc.............       1,226,500
      41,000    Griffin Land & Nurseries Inc.+................         702,125

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1997 (Unaudited)

                                                                      Market
     Shares                                                            Value
     ------                                                           ------

COMMON STOCKS (Continued)

                Real Estate (Continued)
      30,000    Mitsubishi Estate Co Ltd......................      $  437,557
      75,000    Sun Hung Kai Properties Ltd...................         882,011
                                                               ---------------
                                                                     4,908,193
                                                               ---------------
                Country/Closed-End Funds -- 0.4%
      59,000    Central European Equity Fund Inc..............       1,519,250
      70,000    Emerging Germany Fund Inc.....................         778,750
      25,000    France Growth Fund Inc........................         293,750
      34,250    Italy Fund Inc................................         357,484
      70,000    New Germany Fund..............................       1,098,125
      45,942    Royce Value Trust Inc.........................         746,558
                                                               ---------------
                                                                     4,793,917
                                                               ---------------
                Business Services -- 0.3%
       9,625    Alliance et Gestion...........................         429,930
       1,000    CheckFree Corp................................          21,125
      25,000    Frontec AB....................................         225,778
     120,000    Landauer Inc..................................       3,000,000
         800    SAP AG........................................         205,825
                                                               ---------------
                                                                     3,882,658
                                                               ---------------
                Housing Related -- 0.3%
     130,000    Nortek Inc.+..................................       3,371,875
       5,000    Nortek Inc., Special Common+..................          77,500
                                                               ---------------
                                                                     3,449,375
                                                               ---------------
                Conglomerates -- 0.3%
      85,000    Cheung Kong (Holdings) Ltd....................         955,673
       7,750    Oerlikon-Buhrle Holding AG....................       1,004,452
      75,000    Swire Pacific Ltd., Class A...................         574,276
      10,000    Worms et Compagnie............................         718,903
                                                               ---------------
                                                                     3,253,304
                                                               ---------------
                Metals And Mining -- 0.2%
      20,000    Newmont Gold Co...............................         922,500
     175,000    Pegasus Gold Inc.+............................         984,375
      10,000    Placer Dome Inc...............................         191,250
      40,000    Rangold and Exploration Co. Ltd.+.............         155,000
                                                               ---------------
                                                                     2,253,125
                                                               ---------------
                Building And Construction -- 0.1%
      70,000    CRH plc ORD...................................         793,598
      15,000    Martin Marietta Materials Inc.................         540,000
                                                               ---------------
                                                                     1,333,598
                                                               ---------------
TOTAL COMMON STOCKS...........................................   1,129,645,346
                                                               ---------------

PREFERRED STOCKS -- 0.7%

                Telecommunications -- 0.2%
      40,000    Sprint Corp., 8.250%, Conv. Pfd...............       1,505,000
   2,223,575    Telecomunicacoes de Sao Paulo SA
                  (Telesp), Pfd., Registered..................         677,921
                                                               ---------------
                                                                     2,182,921
                                                               ---------------
                Consumer Products -- 0.2%
      30,000    Fieldcrest Cannon Inc., Series A,
                  6.000%, Conv. Pfd., 144A (c)................       1,800,000
                                                               ---------------
                Diversified Industrial -- 0.1%
       4,000    KSB AG, Pfd...................................       1,197,815
                                                               ---------------
                Publishing -- 0.1%
      43,500    News Corp. Ltd, Sponsored ADR, Pfd............         780,281
                                                               ---------------
                Automotive -- 0.1%
       1,500    Volkswagen AG, Pfd............................         778,636
                                                               ---------------
                Cable -- 0.0%
       8,000    Tele-Communications Inc., Class B,
                  6.000%, Ex. Jr. Pfd.........................         688,000
                                                               ---------------
                Entertainment -- 0.0%
     175,000    Village Roadshow Ltd., Pfd....................         463,701
                                                               ---------------
TOTAL PREFERRED STOCKS........................................       7,891,354
                                                               ---------------
COMMON STOCK WARRANTS AND RIGHTS -- 0.0%

      29,900    Oriental Press Group, Warrants,
                  expires 10/02/1998+.........................             962
                                                               ---------------

    Principal
     Amount
    ---------

CORPORATE BONDS -- 0.7%

                Entertainment -- 0.6%
FRF  125,000    Havas, Conv. Bonds, Payment-in-kind,
                  3.000% due 12/31/1997.......................          27,222
$  2,400,000    Time Warner Inc., Deb.,
                  8.110% due 08/15/2006.......................       2,568,000
   2,400,000    Time Warner Inc., Deb.,
                  8.180% due 08/15/2007.......................       2,589,000
   1,200,000    Time Warner Inc., Note,
                  7.975% due 08/15/2004.......................       1,270,500
                                                               ---------------
                                                                     6,454,722
                                                               ---------------
                Publishing -- 0.1%
     200,000    News American Holdings Inc., Gtd. Ex. Sub. Note,
                  Zero Coupon due 03/31/2002..................         181,750

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1997 (Unaudited)

    Principal                                                        Market
     Amount                                                           Value
    ---------                                                        ------

CORPORATE BONDS (Continued)

                Publishing (Continued)
  $1,000,000    Thomas Nelson Inc., Conv. Sub. Note,
                  5.750% due 11/30/1999 144A (c)..............     $ 1,015,000
                                                               ---------------
                                                                     1,196,750
                                                               ---------------
                Food And Beverage -- 0.0%
   1,550,000    Flagstar Companies Inc., Conv. Jr.
                  Sub. Deb., 10.000% due 11/01/2014...........         472,750
                                                               ---------------
                Retail -- 0.0%
      50,000    General Host Corp., Class D, Conv. Sub. Note,
                   8.000% due 02/15/2002......................          43,375
                                                               ---------------
TOTAL CORPORATE BONDS.........................................       8,167,597
                                                               ---------------
U.S. TREASURY BILLS -- 4.1%
  49,000,000    5.072%++ due 11/13/1997 (d)...................      48,703,157

                REPURCHASE AGREEMENT -- 0.4%
   4,733,000    Agreement with Salomon Brothers Inc., 6.05%
                 dated 09/30/1997, to be repurchased at
                 $4,733,795 on 10/01/1997, collateralized
                 by $3,715,000 U.S. Treasury Note, 8.750%
                 due 05/15/2020 (value $4,832,844)............       4,733,000
                                                               ---------------

TOTAL INVESTMENTS
  (Cost $672,437,931) (b)..........................   100.5%     1,199,141,416

OTHER ASSETS AND
  LIABILITIES (Net)................................    (0.5)        (5,452,776)
                                                      -----    ---------------

  NET ASSETS    ...................................   100.0%    $1,193,688,640
                                                      =====    ===============
NET ASSET VALUE  ($1,193,688,640 /
103,919,670 shares outstanding )..............................         $11.49
                                                                        =====

FUTURES CONTRACTS - SHORT POSITION

   Number of                                                 Unrealized
   Contracts                                                Depreciation
   ---------                                                ------------
         290    S&P 500 Index Futures,
                    December 1997........................... $1,051,250
                                                             ----------

Notes:

(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Aggregate cost for Federal tax purposes was $672,850,072. Net unrealized appreciation for Federal tax purposes was $526,291,344 (gross unrealized appreciation was $533,617,366 and gross unrealized depreciation was $7,326,022).
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 1997 was $4,768,296 representing 0.40% of total net assets.
(d)   Securities pledged as collateral for futures contracts.
+     Non-income producing security
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt, ADS - American Depositary Share, FRF - French Franc, GDR - Global Depositary Receipt, ORD - Ordinary Share

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

      Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director/Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman & Chief Executive Officer,
  The Lehigh Group, Inc.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Marc S. Diagonale
  Vice President

James E. McKee
  Secretary

Investment Adviser

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

Custodian

Boston Safe Deposit and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

NYSE-Symbol:  GAB
Shares Outstanding 103,919,670

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Saturday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

     ------------------------------------------------
     For general information about the Gabelli Funds,
     call 1-800-GABELLI (1-800-422-3554), fax us at
     914-921-5118, visit Gabelli Funds' Internet
     homepage at: http://www.gabelli.com
     or e-mail us at: closedend@gabelli.com
     ------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may from time to time purchase shares of its capital stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

                                                                ----------------
THE GABELLI EQUITY TRUST INC.                                   FIRST CLASS MAIL
One Corporate Center                                              U.S. POSTAGE
Rye, NY 10580-1434                                                    PAID
(914) 921-5070                                                       RYE, NY
http://www.gabelli.com                                           PERMIT No. 109
                                                                ----------------


                                                       Third Quarter Report
                                                        September 30, 1997


                                                                       GAB 09/97